UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2024

Panacea Life Sciences Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38190	27-1085858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5910 South University Blvd, C18-193

Greenwood Village, CO 80121

(Address of principal executive offices, including zip code)

(800) 985-0515

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 13, 2024, Panacea Life Sciences, Inc., a subsidiary of Panacea Life Sciences Holdings, Inc. (the “Company,” “Panacea Life Sciences,” “we,” or “our”) entered into a definitive Licensing, Marketing, Supply and Development Agreement (the “Agreement”) with Sky Wellness, LLC, an Arizona limited liability company (“Sky Wellness”), for the purpose of allowing the Company to market and sell Sky Wellness’ existing inventory of CBD products under a 40% of net revenue share arrangement and to develop and market diverse new products under the federally-trademarked Sky Wellness brand family.

Pursuant to the Agreement, Sky Wellness Panacea has the right to market and sell Sky Wellness’ existing inventory of Sky Wellness-branded CBD and non-CBD products, to manufacture additional Sky Wellness-branded CBD products and replenishment stock using all intellectual property related to the Sky Wellness trademark (USPTO Serial Number 90828919). The Company will retain 40% of the net revenue from the Company’s sales under the Agreement. The above description of the Agreement is qualified in its entirety by reference to the Agreement itself, a true copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On May 16, 2024, Panacea Life Sciences Holdings, Inc. issued a press release to announce that the Company and Sky Wellness entered into the Agreement. Products to be further developed and manufactured by Panacea Life Sciences under the agreement’s intellectual property license include the Sky Wellness brands D Oh GeeTM, which are CBD and non-CBD dog chews, and BoneUpTM, a male enhancement product. Sky Wellness’ CBD vape products will be sold in the Company’s retail Pana Kava JavaTM stores in the Tampa, Florida metropolitan area. A copy of the Company’s press release is attached as Exhibit 99.1 to this report and incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Licensing, Marketing, Supply and Development Agreement dated May 13, 2024 by and between the Issuer and Sky Wellness, LLC.
99.1*	Press Release dated May 16, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANACEA LIFE SCIENCES HOLDINGS, INC.

	By:	/s/ Leslie Buttorff
Date: May 16, 2024		Leslie Buttorff
Principal Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Licensing, Marketing, Supply and Development Agreement dated May 13, 2024 by and between the Issuer and Sky Wellness, LLC.
99.1*	Press Release dated May 16, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Filed herewith.